SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): July 12, 2004


                        SOUTHCOAST FINANCIAL CORPORATION




Incorporated under the      Commission File No. 0-25933       I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                  57-1079460




                           530 Johnnie Dodds Boulevard

                       Mt. Pleasant, South Carolina 29464

                            Telephone: (843) 884-0504

Item 7.  Financial Statements and Exhibits

(c)  Exhibit 99  Registrant's 2004 Second Quarter Earnings Release


Item 12. Results of Operations and Financial Condition.

         Please see Exhibit 99 for the Registrant's 2004 second quarter earnings release.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    SOUTHCOAST FINANCIAL CORPORATION
                                    (Registrant)



Date:  July 15, 2004               By: /s/ Robert M. Scott
                                    --------------------------------------------
                                    Robert M. Scott
                                    Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit 99      Registrant's 2004 Second Quarter Earnings Release